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                                                       [SHIP LOGO VANGUARD/(R)/]





VANGUARD/(R)/ WINDSOR(TM) FUND


SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 27, 2008

Effective immediately, James N. Mordy has assumed the role of Portfolio Manager for the portion of Vanguard Windsor Fund managed by Wellington Management Company, LLP. The Fund's investment objective, strategies, and policies remain unchanged.

Mr. Mordy, Senior Vice President, Partner, and Equity Portfolio Manager of Wellington Management, has worked on the Windsor Fund investment team for Wellington Management since 1985 and has managed investment portfolios for Wellington Management since 1997. He holds a B.A. from Stanford University and an M.B.A. from the Wharton School of the University of Pennsylvania.










(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PS22 062008



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                                                       [SHIP LOGO VANGUARD/(R)/]






VANGUARD/(R)/ WINDSOR(TM) FUND



SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 27, 2008

Effective immediately, James N. Mordy has assumed the role of Portfolio Manager for the portion of Vanguard Windsor Fund managed by Wellington Management Company, LLP. The Fund's investment objective, strategies, and policies remain unchanged.

Mr. Mordy, Senior Vice President, Partner, and Equity Portfolio Manager of Wellington Management, has worked on the Windsor Fund investment team for for Wellington Management since 1985 and has managed investment portfolios Wellington Management since 1997. He holds a B.A. from Stanford University and an M.B.A. from the Wharton School of the University of Pennsylvania.











(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                    PSAI022 062008


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